                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                  396,848.98
      Available Funds:
         Contract Payments due and received in this period                                                              5,386,771.01
         Contract Payments due in prior period(s) and received in this period                                             551,067.74
         Contract Payments received in this period for next period                                                         85,535.55
         Sales, Use and Property Tax, Maintenance, Late Charges                                                           137,526.29
         Prepayment Amounts related to early termination in this period                                                   488,098.68
         Servicer Advance                                                                                                 623,996.28
         Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
         Transfer from Reserve Account                                                                                     15,240.36
         Interest earned on Collection Account                                                                             16,525.91
         Interest earned on Affiliated Account                                                                              3,782.83
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
            Section 5.03                                                                                                        0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
            contract < Predecessor contract)                                                                                    0.00
         Amounts paid under insurance policies                                                                                  0.00
         Any other amounts                                                                                                      0.00
                                                                                                                     ---------------
      Total Available Funds                                                                                             7,705,393.63
      Less: Amounts to be Retained in Collection Account                                                                  314,775.40
                                                                                                                     ---------------
      AMOUNT TO BE DISTRIBUTED                                                                                          7,390,618.23
                                                                                                                     ===============


      DISTRIBUTION OF FUNDS:
         1. To Trustee -  Fees                                                                                                  0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    551,067.74
         3. To Noteholders (For Servicer Report immediately following the Final
               Additional Closing Date)
               a) Class A1 Principal and Interest                                                                       4,571,053.90
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     230,932.50
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                                     419,826.67
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                                     508,746.22
               b) Class B Principal and Interest                                                                           98,179.50
               c) Class C Principal and Interest                                                                          197,245.85
               d) Class D Principal and Interest                                                                          133,474.85
               e) Class E Principal and Interest                                                                          179,963.05
         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in
                     effect)                                                                                               82,143.62
               b) Residual Principal (Provided no Restricting or Amortization Event in
                     effect)                                                                                              153,159.46
               c) Reserve Account Distribution (Provided no Restricting or Amortization
                     Event in effect)                                                                                      15,240.36
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
               Other Amounts                                                                                              157,835.03
         7. To Servicer, Servicing Fee and other Servicing Compensations                                                   91,749.48
                                                                                                                     ---------------
      TOTAL FUNDS DISTRIBUTED                                                                                           7,390,618.23
                                                                                                                     ===============

                                                                                                                     ---------------
      End of Period Collection Account Balance {Includes Payments in Advance &
         Restricting Event Funds (if any)}                                                                                314,775.40
                                                                                                                     ===============

II.   RESERVE ACCOUNT

      Beginning Balance                                                                                              $  4,104,190.93
             - Add Investment Earnings                                                                                     15,240.36
             - Add Transfer from Certificate Account (To Satisfy Reserve Account
                  Requirement)                                                                                                  0.00
             - Less Distribution to Certificate Account                                                                    15,240.36
                                                                                                                     ---------------
      End of period balance                                                                                          $  4,104,190.93
                                                                                                                     ===============
      Reserve Account Requirement (Lesser of: (I) Initial Reserve Account Required
      Amount, or (II) Sum of Class A, Class B, Class C, Class D, and Class E Note
      Balances                                                                                                       $  4,104,190.93
                                                                                                                     ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


III.  Class A Note Principal Balance

      Beginning Principal Balance of the Class A Notes
                        Pool A                                                                    150,569,396.63
                        Pool B                                                                     64,735,860.44
                                                                                                 ---------------
                                                                                                                      215,305,257.07
      Class A Overdue Interest, if any                                                                      0.00
      Class A Monthly Interest - Pool A                                                               865,687.65
      Class A Monthly Interest - Pool B                                                               372,194.06

      Class A Overdue Principal, if any                                                                     0.00
      Class A Monthly Principal - Pool A                                                            2,660,225.91
      Class A Monthly Principal - Pool B                                                            1,832,451.67
                                                                                                 ---------------
                                                                                                                        4,492,677.58
      Ending Principal Balance of the Class A Notes
                        Pool A                                                                    147,909,170.72
                        Pool B                                                                     62,903,408.77
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                      210,812,579.49
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
      Original Face $240,779,000   Original Face $240,779,000   Balance Factor
      $  5.141153                  $  18.658926                       87.554388%
      --------------------------------------------------------------------------

IV.   Class A Note Principal Balance

      Beginning Principal Balance of the Class A Notes
                  Class A1                                                                         14,501,257.07
                  Class A2                                                                         41,000,000.00
                  Class A3                                                                         74,000,000.00
                  Class A4                                                                         85,804,000.00
                                                                                                 ---------------

      Class A Monthly Interest                                                                                        215,305,257.07
                  Class A1 (Actual Number Days/360)                                                    78,376.32
                  Class A2                                                                            230,932.50
                  Class A3                                                                            419,826.67
                  Class A4                                                                            508,746.22
                                                                                                 ---------------

      Class A Monthly Principal
                  Class A1                                                                          4,492,677.58
                  Class A2                                                                                  0.00
                  Class A3                                                                                  0.00
                  Class A4                                                                                  0.00
                                                                                                 ---------------
                                                                                                                        4,492,677.58
      Ending Principal Balance of the Class A Notes
                  Class A1                                                                         10,008,579.49
                  Class A2                                                                         41,000,000.00
                  Class A3                                                                         74,000,000.00
                  Class A4                                                                         85,804,000.00

                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                      210,812,579.49
                                                                                                                     ===============

      Class A1
      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
      Original Face $39,975,000   Original Face $39,975,000   Balance Factor
      $  1.960633                 $  112.387181                     25.037097%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


V.    CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                  Pool A                                                                            2,566,395.85
                  Pool B                                                                            1,103,392.63
                                                                                                 ---------------
                                                                                                                        3,669,788.48

      Class B Overdue Interest, if any                                                                      0.00
      Class B Monthly Interest - Pool A                                                                15,105.38
      Class B Monthly Interest - Pool B                                                                 6,494.39
      Class B Overdue Principal, if any                                                                     0.00
      Class B Monthly Principal - Pool A                                                               45,344.76
      Class B Monthly Principal - Pool B                                                               31,234.97
                                                                                                 ---------------
                                                                                                                           76,579.73
      Ending Principal Balance of the Class B Notes
                  Pool A                                                                            2,521,051.09
                  Pool B                                                                            1,072,157.66
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        3,593,208.75
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $4,104,000   Original Face $4,104,000    Balance Factor
      $  5.263102                $  18.659778                       87.553819%
      --------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes
                  Pool A                                                                            5,132,791.68
                  Pool B                                                                            2,206,785.26
                                                                                                 ---------------
                                                                                                                        7,339,576.94

      Class C Overdue Interest, if any                                                                      0.00
      Class C Monthly Interest - Pool A                                                                30,830.97
      Class C Monthly Interest - Pool B                                                                13,255.42
      Class C Overdue Principal, if any                                                                     0.00
      Class C Monthly Principal - Pool A                                                               90,689.52
      Class C Monthly Principal - Pool B                                                               62,469.94
                                                                                                 ---------------
                                                                                                                          153,159.46
      Ending Principal Balance of the Class C Notes
                  Pool A                                                                            5,042,102.16
                  Pool B                                                                            2,144,315.32
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        7,186,417.48
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $8,208,000   Original Face $8,208,000    Balance Factor
      $  5.371149                $  18.659778                       87.553819%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                  Pool A                                                                            3,421,861.12
                  Pool B                                                                            1,471,190.18
                                                                                                 ---------------
                                                                                                                        4,893,051.30

      Class D Overdue Interest, if any                                                                      0.00
      Class D Monthly Interest - Pool A                                                                21,936.98
      Class D Monthly Interest - Pool B                                                                 9,431.56
      Class D Overdue Principal, if any                                                                     0.00
      Class D Monthly Principal - Pool A                                                               60,459.68
      Class D Monthly Principal - Pool B                                                               41,646.63
                                                                                                 ---------------
                                                                                                                          102,106.31
      Ending Principal Balance of the Class D Notes
                  Pool A                                                                            3,361,401.44
                  Pool B                                                                            1,429,543.55
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        4,790,944.99
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $5,472,000   Original Face $5,472,000    Balance Factor
      $  5.732555                $  18.659779                       87.553819%
      --------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                  Pool A                                                                            4,277,326.40
                  Pool B                                                                            1,838,987.73
                                                                                                 ---------------
                                                                                                                        6,116,314.13

      Class E Overdue Interest, if any                                                                      0.00
      Class E Monthly Interest - Pool A                                                                36,596.09
      Class E Monthly Interest - Pool B                                                                15,734.07
      Class E Overdue Principal, if any                                                                     0.00
      Class E Monthly Principal - Pool A                                                               75,574.60
      Class E Monthly Principal - Pool B                                                               52,058.29
                                                                                                 ---------------
                                                                                                                          127,632.89
      Ending Principal Balance of the Class E Notes
                  Pool A                                                                            4,201,751.80
                  Pool B                                                                            1,786,929.44
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        5,988,681.24
                                                                                                                     ===============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $6,840,000   Original Face $6,840,000    Balance Factor
      $  7.650608                $  18.659779                       87.553819%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                  Pool A                                                                            5,133,971.62
                  Pool B                                                                            2,207,334.22
                                                                                                 ---------------
                                                                                                                        7,341,305.84

      Residual Interest - Pool A                                                                       57,258.82
      Residual Interest - Pool B                                                                       24,884.80
      Residual Principal - Pool A                                                                      90,689.52
      Residual Principal - Pool B                                                                      62,469.94
                                                                                                 ---------------
                                                                                                                          153,159.46
      Ending Residual Principal Balance
                  Pool A                                                                            5,043,282.10
                  Pool B                                                                            2,144,864.28
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                        7,188,146.38
                                                                                                                     ===============


X.    PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                                    91,749.48
       - Servicer Advances reimbursement                                                                                  551,067.74
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                  157,835.03
                                                                                                                     ---------------
      Total amounts due to Servicer                                                                                       800,652.25
                                                                                                                     ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the beginning of the related Collection Period                                                            171,101,743.29

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               3,022,983.99
                                                                                                                     ---------------

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the ending of the related Collection Period                                                               168,078,759.30
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:

             - Principal portion of Contract Payments  and Servicer Advances                        2,632,096.87

             - Principal portion of Prepayment Amounts                                                390,887.12

             - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                          0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added
                  during Collection Period                                                                  0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                  0.00

                                                                                                 ---------------
                                  Total Decline in Aggregate Discounted Contract Balance            3,022,983.99
                                                                                                 ===============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the beginning of the related Collection Period                                                             73,563,550.46

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               2,082,331.44
                                                                                                                     ---------------

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
            the ending of the related Collection Period                                                                71,481,219.02
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:

             - Principal portion of Contract Payments  and Servicer Advances                        1,988,215.81

             - Principal portion of Prepayment Amounts                                                 94,115.63

             - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                          0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added
                  during Collection Period                                                                  0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                  0.00

                                                                                                 ---------------
                                  Total Decline in Aggregate Discounted Contract Balance            2,082,331.44
                                                                                                 ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     239,559,978.32
                                                                                                                     ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                          Predecessor
                                                                    Discounted        Predecessor     Discounted
      Lease #     Lessee Name                                       Present Value     Lease #         Present Value
      -------------------------------------------------             -------------     -----------     ----------------
                  NONE











                                                                    -------------                     ----------------
                                                       Totals:              $0.00                               $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                               $186,735,373.96
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

      POOL B                                                                                       Predecessor
                                                                 Discounted        Predecessor     Discounted
      Lease #     Lessee Name                                    Present Value     Lease #         Present Value
      -------------------------------------------------          -------------     -----------     --------------
                  NONE









                                                                 -------------                     --------------
                                                       Totals:           $0.00                              $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                            $86,877,354.94
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                         0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                          Discounted           Predecessor      Discounted
      Lease #     Lessee Name                                             Present Value        Lease #          Present Value
      --------------------------------------------------------            -------------        -----------      ---------------
      1528-004    U.S. Neurological, Inc.                                   $194,560.17        2042-202             $981,403.44
      2826-001    Newark Health Imaging, L.L.C.                             $789,368.50









                                                                          -------------                         ---------------
                                                              Totals:       $983,928.67                             $981,403.44

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                981,403.44
      b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                        Predecessor
                                                                       Discounted        Predecessor       Discounted
      Lease #     Lessee Name                                          Present Value     Lease #           Present Value
      -----------------------------------------------------            -------------     -----------       --------------
                  None









                                                                       -------------                       --------------
                                                           Totals:             $0.00                                $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                    $86,877,354.94
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES [ ]    NO [X]

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2001


XV.   POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
      This Month                         1,388,804.82     This Month                     239,559,978.32
      1 Month Prior                        211,794.94     1 Month Prior                  244,665,293.75
      2 Months Prior                       356,795.05     2 Months Prior                 249,736,561.40

      Total                              1,957,394.81     Total                          733,961,833.47

      a) 3 MONTH AVERAGE                   652,464.94     b) 3 MONTH AVERAGE             244,653,944.49

      c) a/b                                     0.27%


2.    Does a Delinquency Condition Exist (1c > 6%)?                                              Yes               No     X
                                                                                                     ---------        ---------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                      Yes               No     X
                                                                                                     ---------        ---------
      B. An Indenture Event of Default has occurred and is then continuing?                      Yes               No     X
                                                                                                     ---------        ---------

4.    Has a Servicer Event of Default occurred?                                                  Yes               No     X
                                                                                                     ---------        ---------


5.    Amortization Event Check

      A. Is 1c > 8%?                                                                             Yes               No     X
                                                                                                     ---------        ---------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
            obligation not remedied within 90 days?                                              Yes               No     X
                                                                                                     ---------        ---------
      C. As of any Determination date, the sum of all defaulted contracts since the
            Closing date exceeds 6% of the ADCB on the Closing Date?                             Yes               No     X
                                                                                                     ---------        ---------



6.    Aggregate Discounted Contract Balance at Closing Date
                                                      Balance   $ 273,612,728.90
                                                                ----------------


      DELINQUENT LEASE SUMMARY

                  Days Past Due     Current Pool Balance       # Leases
                  -------------     --------------------       --------
                        31 - 60             8,065,178.55             47
                        61 - 90             1,092,070.24             14
                       91 - 180             1,388,804.82             10


      Approved By:
      Matthew E. Goldenberg
      Assistant Treasurer